UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-21283

Excelsior Buyout Investors, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road
Stamford, CT  06905

(Address of principal executive offices) (Zip code)

James D. Bowden
Bank of America Capital Advisors LLC
100 Federal Street
 Boston, MA  02110

 (Name and address of agent for service)

registrant's telephone number, including area code:    1-866-921-7591

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

Buyout Investors, LLC

INVESTOR REPORT

For the Six Months Ended
September 30, 2009
(Unaudited)

Excelsior Buyout Investors, LLC

Excelsior Buyout Investors, LLC
Portfolio of Investments at September 30, 2009 (Unaudited)

Percent Owned&		Acquisition Date##	Commitment	Cost	Fair Value	% of Net Assets***
	Underlying Funds**, #, ###
Domestic Buyout Funds
0.45%	2003 Riverside Capital Appreciation Fund, L.P.	06/04 – 07/09	$3,674,055	$2,228,541	$4,089,242	10.81%
0.75%	Berkshire Fund VI, L.P.	06/04 – 06/09	13,360,200	4,107,892	10,483,291	27.72%
2.17%	Blue Point Capital Partners, L.P.	06/04 – 11/08	6,012,090	—	1,419,635	3.75%
0.95%	Blum Strategic Partners II, L.P.	06/04 – 04/09	10,020,150	—	2,143,621	5.67%
0.60%	Catterton Partners V, L.P.	06/04 – 08/09	3,674,055	1,895,444	2,640,453	6.98%
1.87%	Charlesbank Equity Fund V, L.P.	06/04 – 09/09	10,020,150	468,148	7,282,000	19.26%
1.14%	Lincolnshire Equity Fund III, L.P.	12/04 – 07/09	4,835,120	850,241	2,419,247	6.40%
			51,595,820	9,550,266	30,477,489	80.59%
European Buyout Funds
0.98%	Advent Global Private Equity Fund IV-A, L.P.	06/04 – 04/08	5,010,075	—	1,239,516	3.28%
0.44%	Cognetas Fund, L.P.* (fka. Electra European Fund, L.P.)	06/04 – 06/08	6,123,934	—	651,116	1.72%
			11,134,009	—	1,890,632	5.00%
Distressed Investment Funds
0.35%	MatlinPatterson Global Opportunities Partners, L.P.	06/04 – 06/09	6,012,090	—	1,060,887	2.81%
0.14%	OCM Principal Opportunities Fund II, L.P.	06/04 – 12/04	4,008,060	—	825,896	2.18%
			10,020,150	—	1,886,783	4.99%
	TOTAL INVESTMENTS		$72,749,979	$9,550,266	34,254,904	90.58%
	OTHER ASSETS & LIABILITIES (NET)				3,563,183	9.42%
	NET ASSETS				$37,818,087	100.00%

*	Investment is denominated in Euros. Values shown are in U.S. dollars.
**	Restricted as to public resale and illiquid. Acquired in the period from June 2004 to September 2009. Total cost of restricted and illiquid securities at September 30, 2009 was $9,550,266. Total fair value of restricted and illiquid securities owned at September 30, 2009 was $34,254,904 or 90.58% of net assets.
***	Based on Fair Value.
#	Non-income producing securities.
##	Required disclosure for restricted securities only.
###	The estimated cost of the Underlying Funds at September 30, 2009 for federal tax purposes is $20,450,380.
&	Represents the Fund's investment (capital balance) as a percentage of Underlying Fund's total capital.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

ASSETS:
Investments, at fair value (Cost $9,550,266) (Note 2)	$34,254,904
Cash and Cash Equivalents (Note 2)	6,288,634
Interest receivable and other assets	1,578
Total Assets	40,545,116
LIABILITIES:
Accrued incentive carried interest (Note 3)	2,413,398
Professional fees payable	164,658
Management fees payable (Note 3)	95,843
Administration fees payable (Note 3)	19,167
Board of Managers' fees payable (Note 3)	19,250
Printing fees payable	7,614
Other payable	7,099
Total Liabilities	2,727,029
NET ASSETS	$37,818,087
NET ASSETS consist of:
Members' Capital Paid-in*	$63,610,000
Members' Capital Distributed	(72,660,796)
Inception-to-date realized gains and net investment income/(loss)	22,164,245
Accumulated unrealized appreciation on investments	24,704,638
Total Net Assets	$37,818,087
Units of Membership Interests Outstanding (100,000 units authorized)	64,015
NET ASSET VALUE PER UNIT	$590.77

*	Capital Paid-in consists of contributions from Members net of offering costs charged to the Members.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Statement of Operations
For the six months ended September 30, 2009 (Unaudited)

INVESTMENT INCOME:
Interest income	$1,796
Total Income	1,796
EXPENSES
Management fees (Note 3)	185,271
Professional fees	148,646
Administration fees (Note 3)	57,500
Board of Managers' fees (Note 3)	51,000
Printing fees	8,875
Insurance expense	6,257
Other expenses	17,271
Total Expenses	474,820
NET INVESTMENT LOSS	(473,024)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized gain on investments	199,565
Net change in unrealized appreciation on investments	3,843,098
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,042,663
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE INCENTIVE CARRIED INTEREST	3,569,639
Net change in incentive carried interest	(178,482)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER INCENTIVE CARRIED INTEREST	$3,391,157

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2009 (Unaudited)	For the Fiscal Year Ended March 31, 2009 (Audited)
OPERATIONS AND INCENTIVE CARRIED INTEREST:
Net investment loss	$(473,024)	$(838,923)
Net realized gain on investments	199,565	2,193,218
Net change in unrealized appreciation/(depreciation) on investments	3,843,098	(11,883,660)
Net change in incentive carried interest	(178,482)	526,474
Net increase/(decrease) in net assets resulting from operations after incentive carried interest	3,391,157	(10,002,891)
TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net increase/(decrease) in net assets resulting from distribution to members	—	(9,282,175)
Net increase/(decrease) in net assets	3,391,157	(19,285,066)
NET ASSETS:
Beginning of period	34,426,930	53,711,996
End of period	$37,818,087	$34,426,930

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Statement of Cash Flows
For the six months ended September 30, 2009 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations after incentive carried interest	$3,391,157
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(1,747,554)
Distributions received from underlying funds	888,534
Net change in unrealized (appreciation) on investments	(3,843,098)
Net realized (gain) on investments	(199,565)
(Decrease) in distribution payable to Members	(141,175)
Decrease in Interest receivable and other assets	5,541
Increase in Accrued incentive carried interest	178,482
Increase in Management fees payable	10,800
Increase in Professional fees payable	28,472
Increase in Board of Managers' fees payable	17,000
(Decrease) in Administration fees payable	(2)
(Decrease) in Printing fees payable	(1,693)
Increase in Other payable	1,600
Net cash (used in) operating activities	(1,411,501)
CASH FLOWS FOR FINANCING ACTIVITIES
Cash and cash equivalents at beginning of period	7,700,135
Cash and cash equivalents at end of period	$6,288,634
SUPPLEMENTAL INFORMATION
Non-cash stock distributions received from Underlying Fund	$121,466

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Financial Highlights — Selected Per Unit Data and Ratios

	Six Months Ended September 30, 2009 (Unaudited)	Fiscal Year Ended March 31, 2009 (Audited)	Fiscal Year Ended March 31, 2008 (Audited)	Fiscal Year Ended March 31, 2007 (Audited)	Fiscal Year Ended March 31, 2006 (Audited)
Per Unit Operating Performance: (1)
NET ASSET VALUE, BEGINNING OF PERIOD	$537.79	$839.05	$957.42	$980.62	$1,068.28
Deduction of offering costs from contributions	—	—	—	—	—
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(7.39)	(13.10)	(4.54)	(0.58)	(1.68)
Net realized and unrealized gain/(loss) on investments	63.15	(151.38)	230.62	232.03	137.89
Net change in incentive carried interest	(2.78)	8.22	(19.39)	(9.65)	(3.87)
Net increase/(decrease) in net assets resulting from operations after incentive carried interest	52.98	(156.26)	206.69	221.80	132.34
DISTRIBUTION TO MEMBERS:
Net change in Members' Capital due to distributions to Members	—	(145.00)	(325.06)	(245.00)	(220.00)
NET ASSET VALUE, END OF PERIOD	$590.77	$537.79	$839.05	$957.42	$980.62
TOTAL NET ASSET VALUE RETURN (2), (1)	9.85%	(20.29)%	24.82%	26.00%	13.07%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$37,818	$34,427	$53,712	$61,289	$62,774
Ratios to Average Net Assets: (3),(5),(6)
Expenses excluding incentive carried interest	2.67%	2.11%	1.86%	1.75%	1.68%
Net change in Incentive carried interest	1.01%	(1.19)%	2.14%	1.02%	0.37%
Expenses plus incentive carried interest	3.68%	0.92%	4.00%	2.77%	2.05%
Net investment (loss) excluding incentive carried interest	(2.66)%	(1.90)%	(0.50)%	(0.06)%	(0.16)%
Portfolio Turnover Rate (4)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes distributions, if any, were reinvested. The Fund's units are not traded in any market and, therefore, the market value total investment return is not calculated. Excluding the effect of the change in incentive carried interest, the total net asset value return would have been (20.22)% for the fiscal year ended March 31, 2009.
(3)	Ratios do not reflect the Fund's proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Underlying Funds.
(4)	Distributions from Underlying Funds for the period ended September 30, 2009, March 31, 2009, 2008, 2007, and 2006 are $1,010,000, $5,314,717, $24,343,909, $16,092,133 and $16,810,926, respectively, and are not included in the calculation.
(5)	The Underlying Funds' expense ratios have been obtained from audited financials for the year ended December 31, 2008 but are unaudited information in these Financial Statements.
The range for these ratios is given below:

Underlying Funds' Ratios	Ratio Range
Expense Ratios excluding incentive carried interest	0.07% – 2.03%
Incentive Carried interest	(19.64)% – 7.80%
Expenses plus incentive carried interest	(18.63)% – 8.30%

The Underlying Funds' management fees range from 1.25% to 2.00% on committed capital during the initial investment period and typically decrease over time as the Underlying Fund seeks to exit investments. The Underlying Funds' incentive fees are generally 20% of profits generated by the Underlying Funds.

(6)	Ratios for the period April 1, 2009 through September 30, 2009 are annualized.

The accompanying notes are an integral part of these Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC

NOTES TO FINANCIAL STATEMENTS

September 30, 2009 (Unaudited)

Note 1 — Organization

Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund (the “Board” or the “Board of Managers”) has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Fund (“Members”) who represent 66 2/3% of the Fund’s outstanding units may determine to extend the term of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. Current income is not an objective. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Underlying Funds”). The Underlying Funds are not registered as investment companies under the Investment Company Act.

The Underlying Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Underlying Funds from AIG. The purchase price paid by the Fund to AIG for each Underlying Fund was an amount equal to the net capital contributions previously made by AIG to the Underlying Funds, less any distributions previously made to AIG from the Underlying Funds.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member is indirectly majority owned by Bank of America Corporation (“Bank of America”). The Managing Member does not directly receive compensation from the Fund; however, it does receive compensation from the Fund’s investment adviser. The Managing Member has made an investment in the Fund in exchange for 100 units or 0.156% of the units outstanding.

Bank of America Capital Advisors, LLC (“BACA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of Bank of America, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, that serves as investment adviser for the Fund and is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. Prior to December 16, 2005, U.S. Trust Company, N.A. (“USTNA”) acting through its subsidiary served as the investment adviser to the Fund. Effective December 16, 2005, UST Advisers, Inc. (the “former investment adviser”), at the time a wholly-owned subsidiary of USTNA, assumed USTNA’s duties.

On July 1, 2007, U.S. Trust Corporation (“U.S. Trust”) and all of its subsidiaries, including the former investment adviser, were acquired by Bank of America, a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255 (the “Sale”). As a result of the Sale, the former investment adviser became an indirect wholly-owned subsidiary of, and controlled by, Bank of America. Prior to the Sale, U.S. Trust and its subsidiaries, including the former investment adviser, were controlled by The Charles Schwab Corporation. The former investment adviser continued to serve as the investment adviser to the Fund after the Sale pursuant to a new investment advisory agreement with the Fund (the “Advisory Agreement”) that was approved by the Members of the Fund. The Advisory Agreement is identical in all material respects to the previous investment advisory agreement except for the term and the date of effectiveness.

On March 11, 2008, the Fund’s Board of Managers approved a transfer of the former investment adviser’s rights and obligations under the Advisory Agreement to BACA (the “Transfer”). This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust. The transfer of the Advisory Agreement from the former investment adviser to BACA did not change (i) the way the Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees the Fund pays. The Transfer became effective on May 29, 2008.

Pursuant to the Fund’s operating agreement, the business and affairs of the Fund are overseen by a three-member Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

Note 2 — Significant Accounting Policies

A.  Basis of Presentation and Use of Estimates:

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies and are consistently followed in the preparation of the financial statements. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

B.  Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with PNC Bank, N.A. All highly liquid investments, if any, are listed separately on the Portfolio of Investments.

C.  Investment Valuation:

The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Valuation Committee of the Board (the “Valuation Committee”). In determining its net asset value, the Fund values its investments as of such quarter-end.

The Fund’s investments are reported at fair value. The Board and the Valuation Committee have approved procedures pursuant to which the Fund values its investments in Underlying Funds, subject to the review and supervision of the Board and Valuation Committee. In accordance with these procedures, fair value of investments in the Underlying Funds takes into consideration information reasonably available at the time the valuation is made and other factors that the Board and Valuation Committee deem pertinent. Generally, the Board and Valuation Committee will use valuations reported to the Fund by the managers of these Underlying Funds as an input, and the Fund, Board or Valuation Committee may reasonably determine that additional factors should be considered that were not reflected. The value of the Fund’s investments determined using the Fund’s procedures may differ from the value reported by the manager of the Underlying Fund. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Fair value measurements establish a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 — Inputs that are unobservable.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Fund generally uses the capital balance reported by the Underlying Funds as the primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interests, any potential clawbacks by Underlying Funds and the fair value of the Underlying Fund's investment portfolio or other assets and liabilities.

An individual Underlying Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund, Board and Valuation Committee. The Fund, Board and Valuation Committee considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an Underlying Fund within the hierarchy is based upon the pricing transparency of that Underlying Fund and does not necessarily correspond to the Fund's perceived risk of that Underlying Fund.

Substantially all of the Fund's investments in Underlying Funds have been classified within level 3, and the Fund generally does not hold any investments that could be classified as level 1 or level 2, as observable prices for such investments are typically not available. The Underlying Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in such Underlying Funds for which there is no active market. These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as level 3. Assumptions used by the Fund, Board or Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Fund's results of operations.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2009.

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Underlying Funds	$—	$—	$34,254,904	$34,254,904
Totals:	$—	$—	$34,254,904	$34,254,904

The following is a reconciliation of the investments in Underlying Funds with Level 3 used in determining value.

Level 3
Balances as of 03/31/09	$29,353,221
Net realized gain on investments	199,565
Net increase in unrealized appreciation on investments	3,843,098
Net purchases/(distributions received)	859,020
Net transfers in and out of Level 3*	—
Balances as of 09/30/09	$34,254,904

*	Transfers in and out of Level 3 are valued at the beginning of the period value.

The unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations. Net unrealized gains (losses) relate to investments in Underlying Funds held by the Fund at September 30, 2009.

The Fund must determine whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). The Fund must also provide guidance on identifying circumstances that indicate whether or not a transaction, with regards to such an asset or liability, is orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each major category of investments with “major category” being defined as investment type. Refer to the Fund’s Portfolio of Investments for additional information on the Fund’s investments in Underlying Funds.

D.  Short-term Investments:

The Fund may also invest in short-term notes, stated at amortized cost, which approximates fair value. At September 30, 2009, the Fund did not invest in any short-term notes.

E.  Security Transactions and Investment Income:

Distributions of cash or in-kind securities from an Underlying Fund are first recorded as a return of capital to reduce the cost basis of the Underlying Fund and then are recognized as realized gain. In-kind securities received from an Underlying Fund are recorded at fair value. Distributions are recorded when they are received from Underlying Funds as there are no redemption rights with respect to the Underlying Funds. Contributions to Underlying Funds are recorded when there is a legal and enforceable right to demand payment by an Underlying Fund and serve to increase the cost basis.

F.  Income Taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund is not subject to income tax. Rather, each Member, in computing income tax, will include his, her or its allocable share of Fund items of income, gains, losses, deductions and expenses.

The cost of the Underlying Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Underlying Funds. As of September 30, 2009, the Fund has not received information to determine the tax cost of the Underlying Funds as of September 30, 2009. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2008, and after adjustment for purchases and sales between December 31, 2008 and September 30, 2009, the estimated cost of the Underlying Funds at September 30, 2009 for federal tax purposes is $20,450,380. The resulting estimated net unrealized appreciation for tax purposes on the Underlying Funds at September 30, 2009 is $13,804,524.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G.  Distribution Policy:

Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to Members in accordance with the following order of priority:

(a)	first, 100% to Members pro rata in accordance with their percentage interest in the Fund until aggregate distributions to Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;
(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of Members’ capital contributions; and
(c)	thereafter, 95% to Members pro rata in proportion to their percentage interest in the Fund and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. As of September 30, 2009, the Investment Adviser has not received any distributions.

H.  Restrictions on Transfer:

Interests of the Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

I.  Fees of the Underlying Funds:

Each Underlying Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees referred to as an allocation of profits. In addition to the Fund level expenses shown on the Fund’s Statement of Operations, Members of the Fund will indirectly bear the fees and expenses charged by the Underlying Funds. These fees are reflected in the valuations of the Underlying Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Underlying Funds.

J.  Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. Generally, assets and liabilities denominated in non-U.S. dollar currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, realized gains or losses, income and expenses are translated at the transaction date exchange rates. The Fund currently has one investment in an Underlying Fund denominated in Euros. The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

K.  Incentive Carried Interest:

The net change in Incentive Carried Interest, defined below, is accrued each quarter and disclosed at each quarter-end. The net change in Incentive Carried Interest is calculated based on a hypothetical liquidation of the Fund’s portfolio and then allocated pursuant to the distribution policy as more fully described in Note 2G above.

Note 3 — Management Fee, Administration Fee and Related Party Transactions

Under the Advisory Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the Fund’s net asset value and payable as of the end of each fiscal quarter. As more fully described in Note 2G above, after Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At September 30, 2009, the accrued and unpaid Incentive Carried Interest was $2,413,398.

USTNA entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the former investment adviser assumed USTNA’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG provides the Investment Adviser certain information regarding the Underlying Funds including, but not limited to, quarterly portfolio reviews related to the Underlying Funds, private equity reviews and fund write-ups. AIG has no investment management discretion with respect to the Fund and does not provide any investment advice with respect to the investments of the Fund. The Investment Adviser pays AIG an annual fee of approximately one half of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Underlying Funds pursuant to the terms of the Monitoring Agreement. The Fund does not reimburse the Investment Adviser for fees paid to AIG.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains PNC Global Investment Servicing U.S., Inc. (“PNCGIS”) (formerly PFPC, Inc.), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Fund’s custodian. In consideration for its services, the Fund (i) pays PNCGIS a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $37,667 for taxation services and (iii) reimburses PNCGIS for out-of-pocket expenses. For the period ended September 30, 2009, the aggregate fees paid to PNCGIS for all services is $91,985.

The Board is made up of three Managers who are not “interested persons” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Disinterested Managers”). The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives $2,500 per meeting and $6,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Underlying Funds in which the Fund invests and with companies in which the Underlying Funds invest.

Note 4 — Capital Commitments of Fund Members to the Fund

As of September 30, 2009, each Member, including the Managing Member, has contributed 100% of its share of the total $64,015,000 in capital commitments to the Fund.

Note 5 — Capital Commitments of the Fund to Underlying Funds

As of September 30, 2009, the Fund had unfunded investment commitments to Underlying Funds totaling $5,687,606 as listed.

Fund Investments	Unfunded Commitments
2003 Riverside Capital Appreciation Fund, L.P.	$359,901
Advent Global Private Equity IV – A, L.P.	250,501
Berkshire Fund VI, L.P.	1,139,077
Blue Point Capital Partners, L.P.	1,100,018
Blum Strategic Partners II, L.P.	426,376
Catterton Partners V, L.P.	198,358
Charlesbank Equity Fund V, L.P.	359,897
Cognetas Fund, L.P.(a)	362,861
Lincolnshire Equity Fund III, L.P.	1,490,617
MatlinPatterson Global Opportunities Partners, L.P.	—
OCM Principal Opportunities Fund II, L.P.	—
Total	$5,687,606

(a)	The Fund’s unfunded commitment to Cognetas Fund, L.P. is €247,856 translated at the September 30, 2009 foreign exchange rate of 1.4640.

Note 6 — Description of Underlying Funds

Due to the nature of the Underlying Funds, the Fund cannot liquidate its positions in the Underlying Funds except through distributions from the Underlying Funds, which are made at the discretion of the Underlying Funds. The Fund has no right to demand repayment of its investments in the Underlying Funds.

The following Underlying Funds represent 5% or more of the net assets of the Fund. Thus, the Underlying Funds’ investment objectives and restrictions on redemptions are disclosed below.

2003 Riverside Capital Appreciation Fund, L.P. represents 10.81% of the net assets of the Fund. The objective of the 2003 Riverside Capital Appreciation Fund, L.P. is to seek long-term capital appreciation through a broad and varied portfolio of controlling private equity investments.

Berkshire Fund VI, L.P. represents 27.72% of the net assets of the Fund. The objective of the Berkshire Fund VI, L.P. is to provide investors with substantial capital appreciation by making investments in a broad range of middle market companies.

NEW Asurion Corporation, a services company, is held in Berkshire Fund VI, L.P. at September 30, 2009 and represents approximately 6.13% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2009 is $2,318,640.

Blum Strategic Partners II, L.P. represents 5.67% of the net assets of the Fund. The objective of the Blum Strategic Partners II, L.P. is to provide investors with superior returns by making investments in securities in operating companies.

Catterton Partners V, L.P. represents 6.98% of the net assets of the Fund. The objective of the Catterton Partners V, L.P. is to make investments in private equity and equity-related investments in companies in the consumer industry that exhibit opportunities for growth and capital appreciation.

Charlesbank Equity Fund V, L.P. represents 19.26% of the net assets of the Fund. The objective of the Charlesbank Equity Fund V, L.P. is to generate long-term capital gains for investors through its ability to identify true discounts to intrinsic value, and understand and mitigate risk by actively building value in a company.

Lincolnshire Equity Fund III, L.P. represents 6.40% of the net assets of the Fund. The objective of the Lincolnshire Equity Fund III, L.P. is to achieve attractive long-term capital gains through the acquisition of small to middle-market companies predominantly in the manufacturing and services sectors.

Note 7 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Many of the Underlying Funds partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its private placement offering memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

The Underlying Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Fund’s investments in Underlying Funds, such risks are limited to the Fund’s capital balance in each such Underlying Fund, which is the current value as included in the Portfolio of Investments.

Note 9 — Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of September 30, 2009, through November 25, 2009, which is the date these financial statements were available to be issued, and has determined that there are no subsequent events that require disclosure.

Supplemental Information

Advisory Agreement Approval

The Advisory Agreement between the Fund and the Adviser had an initial term of two years. The agreement provides that it may be continued in effect from year to year thereafter subject to approval by: (i) the Board; or (ii) vote of a majority of the outstanding voting securities, as defined by the 1940 Act, of the Company; provided that, in either event, the continuance must also be approved by the Managers who are not “interested persons,” as defined by the 1940 Act, of the Company (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement for an additional annual period was approved by the Board, and by the Independent Managers, at a meeting held in person on June 12, 2009. The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of the Adviser.

In determining whether to approve the continuance of the Advisory Agreement, the Board considered the following information:

1) The nature, extent and quality of services provided by the Adviser.

The Managers reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Managers noted that these services included managing the investment program of the Fund as well as the provision of general corporate services. The Managers also discussed the structure and capabilities of the Adviser, including technology and operational support, which support the services provided to the Fund. The Managers agreed that the Fund benefits from these services, and assessed the nature, scope and quality of services provided to the Fund by the Adviser. The Managers also considered the Adviser’s research and portfolio management capabilities, as well as the Adviser’s extensive administrative and compliance infrastructure. The Managers also discussed the biographies of key personnel of the Adviser, as well as the financial information and other information provided in the materials supplied to the Managers regarding the Adviser. The Managers also considered that the Adviser, at its own expense, had entered into an investment monitoring agreement with AIG PEP III Partnership GP, LLC (“AIG”) pursuant to which AIG monitors the Fund’s portfolio investments and that the Adviser supervises AIG in the provision of these services. The Managers considered that the Adviser paid for all compensation of officers of the Fund that were affiliated with the Adviser. The Managers also focused on the Adviser’s knowledge of the private equity investments contained in the Fund’s portfolio and on its expertise and reputation in this market segment. The Managers evaluated these factors based on their direct experience with the Adviser and in consultation with Fund counsel and counsel to the Independent Managers. The Managers concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee and that the level of services provided by the Adviser under the Advisory Agreement had been high.

2) The performance of the Fund and the Adviser.

The Managers reviewed the performance of the Fund since its inception. Because the Fund is a closed-end fund of funds investing in buyout focused funds, the Managers determined that there was no relevant peer group analysis available. The Managers reviewed the Fund’s internal rate of return since inception and considered the Fund’s history of making cash distributions to its members. The Managers noted that, on a cumulative basis, the Fund had made significant distributions to its members. The Managers concluded that the Fund’s performance, and the performance of the Adviser in achieving that performance, in the economic environment was excellent. In connection with their assessment of the performance of the Adviser, the Managers considered the Adviser’s financial condition and whether it had the resources necessary to carry out its functions under the Advisory Agreement. In this regard, the Managers reviewed the various financial statements of the Adviser and Bank of America and concluded that the Adviser has the financial resources necessary to continue to perform its obligations to the Fund.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Managers’ consideration of the level of the advisory fee, the Managers considered a number of factors, including information as to comparable management fees, carried interest rates, preferred return hurdles and clawback provisions for private equity fund of funds. In reviewing this information, the Managers took into account that there was no recognized broad-based industry database for comparative fees of private equity fund of funds. Instead, the Managers relied on their own knowledge of the marketplace and reviewed the Dow Jones 2008 edition of the “State of the Market” research report on private equity funds (the “Market Report”). The Managers considered that the Fund’s base fee as well as its carried interest rates, preferred return hurdle and clawback features were well within the range of fees and features reported in the Market Report. The Managers also considered information as to comparable fees and features of other private equity fund of funds managed by the Adviser or its affiliates. The Managers considered all of this information useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. Based on their review of these factors and on their own industry experience, the Managers concluded that the level of advisory fee was reasonable.

The Managers also considered the profitability to the Adviser of its relationship with the Fund. In this regard, the Managers reviewed a pro forma profitability statement generated by the Adviser for the fiscal year ended March 31, 2009. The Managers reviewed income received by the Adviser from the advisory fee and expenses borne by the Adviser, including organizational expenses and the investment monitoring fee expense. The Managers also considered accruals for the Adviser’s carried interest, noting that the Adviser’s accounting policy is not to record any incentive fees until they are paid. Even after taking such accruals into account, the Managers concluded that the profitability of the Fund to the Adviser was not excessive.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Managers’ consideration of economies of scale, the Managers noted that the Fund, as a closed-end fund, is not designed to increase in size. In addition, as a result of its distribution policy, the Fund was structured to progressively decline in size as distributions were made and that the amount of the advisory fee would decrease as the Fund decreased in size. The Managers noted that since the advisory fee was a fixed percentage of the Fund’s total assets, the amount of the advisory fee would decrease as the Fund decreased in size. The Managers concluded that for these reasons, considerations as to economies of scale were not relevant to their consideration of the appropriateness of the advisory fee.

5) Other factors.

In addition to the above factors, the Managers also discussed other benefits received by the Adviser from its management of the Fund, including the ability (i) to create asset allocation strategies; (ii) to provide a broad product menu for financial advisers; and (iii) to market its advisory services for similar products.

Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Fund and its members to continue in effect the Advisory Agreement for an additional annual period.

Proxy Voting and Form N-Q

Information regarding proxy votes cast by the Fund (if any) is available without charge, upon request, by calling the Fund collect at 866-921-7951 or on the website of the Securities and Exchange Commission at www.sec.gov. The Fund did not receive any proxy solicitations during the period ended September 30, 2009.

The Fund files a complete portfolio schedule with the Securities and Exchange Commission within 60 days after the end of the first and third fiscal quarters on Form N-Q, beginning with the quarter ended December 31, 2004. The Form N-Q is available at www.sec.gov and may be obtained at no charge by calling collect at 866-921-7951.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Not applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                                      Excelsior Buyout Investors, LLC

By (Signature and Title)*   /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer
(principal executive officer)

Date December 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer
(principal executive officer)

Date December 10, 2009

By (Signature and Title)*   /s/ Steven L. Suss
Steven L. Suss, Chief Financial Officer
(principal financial officer)

Date December 10, 2009

* Print the name and title of each signing officer under his or her signature.